SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                         Date of Report: MARCH 13, 2006

                        MEDICAL STAFFING SOLUTIONS, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)


           NEVADA                     000-23967                  91-2135006
           ------                     ---------                  ----------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


  8150 LEESBURG PIKE, SUITE 1200, VIENNA, VIRGINIA               22182
  ------------------------------------------------               -----
      (Address of principal executive offices)                (Zip code)


Registrant's telephone number, including area code:       (703) 641-8890
                                                          --------------





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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREMENT.


      INVESTMENT AGREEMENT

      On March 13, 2006 (the "Transaction Date"), Medical Staffing Solutions, Inc. (the "Company") entered into an Amended and Restated Investment Agreement with Cornell Capital Partners, LP ("Cornell Capital" and together with the Company, the "Parties") pursuant to which the Company issued and sold to Cornell Capital, and Cornell Capital purchased from the Company, Four Million Four Hundred Thousand Dollars ($4,400,000) of Series A Preferred shares which shall be convertible into shares of the Company's common stock, of which Three Million Dollars ($3,000,000) was previously funded pursuant to that certain Investment Agreement, dated as of December 13, 2005, by and between the Parties and the remaining One Million Four Hundred Thousand Dollars ($1,400,000) was funded on the Transaction Date. The Series A Preferred shares shall be convertible into shares of the Company's common stock, which will be registered pursuant to that certain Amended and Restated Investor Registration Rights Agreement dated as of the Transaction Date and attached hereto as Exhibit 10.2.

      The Series A Preferred shares have the designations, preferences and rights set forth in the Amended and Restated Certificate of Designation as filed with the Secretary of State for the State of Nevada effective March 13, 2006 and attached hereto as Exhibit 4.1 (all terms not defined herein shall have the meanings set forth in the Certificate of Designation). The holders of Series A Preferred shares have the sole right and discretion to elect conversion at any time and from time to time into such number of fully paid and non-assessable shares of common stock equal to the quotient of the Liquidation Amount ($1.00) divided by the Conversion Price, subject to certain adjustments as is more fully set forth in the Certificate of Designation. However, no holder of Series A Preferred shares shall be entitled to convert the Series A Preferred shares to the extent, but only to the extent, that such conversion would, upon giving effect to such conversion, cause the aggregate number of shares of common stock beneficially owned by such holder to exceed 4.99% of the outstanding shares of common stock following such conversion (which provision may be waived by such holder by written notice from such holder to the Company, which notice shall be effective sixty-one (61) days after the date of such notice). The Conversion Price is equal to ninety-five percent (95%) of the lowest volume weighted average of the common stock for the thirty (30) trading days immediately preceding the date of conversion, as quoted by Bloomberg LP. The holders of Series A Preferred shares shall vote with the holders of common stock on an as converted basis as of the time a vote is taken and not as separate classes.

      WARRANTS

      On March 13, 2006, the Company issued to Cornell Capital four warrants to purchase an aggregate of Eighty Million (80,000,000) shares of the Company's common stock as follows: (i) a warrant to purchase Thirty Million (30,000,000) shares of the Company's Common Stock for a period of five (5) years at an exercise price of $0.005 per share; (ii) a warrant to purchase Thirty Million (30,000,000) shares of the Company's Common Stock for a period of five (5) years at an exercise price of $0.01 per share; (iii) a warrant to purchase Ten Million (10,000,000) shares of the Company's Common Stock for a period of five (5) years at an exercise price of $0.015 per share; and (iv) a warrant to purchase Ten Million (10,000,000) shares of the Company's common stock for a period of five
(5) years at an exercise price of $0.02 per share. The shares of the Company's common stock issuable upon exercise of the Buyer's Warrant shall have "piggy-back" and demand registration rights and expire five (5) years from the date of issuance, on or about March 13, 2011.


ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

      ESCROW AGREEMENT

      On March 13, 2006, the Parties entered into a Termination Agreement, attached hereto as Exhibit 10.8, pursuant to which the Parties terminated that certain Escrow Agreement, dated December 13, 2005, by and among the Parties and David Gonzalez, Esq., as escrow agent.


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ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

         See Item 1.01 above.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibit No. Description:


EXHIBIT             DESCRIPTION

Exhibit 4.1         Amended and Restated Certificate of Designation of                      Provided herewith
                    Series A Preferred Provided herewith Stock, as filed with
                    the Secretary of State for the State of Nevada on March 13,
                    2005

Exhibit 10.1        Amended and Restated Investment Agreement, dated March 13, 2006, by     Provided herewith
                    and between Medical Staffing Solutions, Inc. and Cornell Capital
                    Partners, LP

Exhibit 10.2        Amended and Restated Investor Registration Rights Agreement, dated      Provided herewith
                    March 13, 2006, by and between Medical Staffing Solutions, Inc. and
                    Cornell Capital Partners, LP

Exhibit 10.3        Irrevocable Transfer Agent Instructions, dated March 13, 2006, by and   Provided herewith
                    among Medical Staffing Solutions, Inc., David Gonzalez, Esq. and
                    Holladay Stock Transfer, Inc.

Exhibit 10.4        Warrant CCP 2, dated March 13, 2006, issued by Medical Staffing         Provided herewith
                    Solutions, Inc. to Cornell Capital Partners, LP

Exhibit 10.5        Warrant CCP 3, dated March 13, 2006, issued by Medical Staffing         Provided herewith
                    Solutions, Inc. to Cornell Capital Partners, LP

Exhibit 10.6        Warrant CCP 4, dated March 13, 2006, issued by Medical Staffing         Provided herewith
                    Solutions, Inc. to Cornell Capital Partners, LP

Exhibit 10.7        Warrant CCP 5, dated March 13, 2006, issued by Medical Staffing         Provided herewith
                    Solutions, Inc. to Cornell Capital Partners, LP

Exhibit 10.8        Termination Agreement, dated March 13, 2006, by and among Medical       Provided herewith
                    Staffing Solutions, Inc., Cornell Capital Partners, LP and David
                    Gonzalez, Esq.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MEDICAL STAFFING SOLUTIONS, INC.

Date:    March 16, 2006                By: /s/ Robert Murphy
                                           -------------------------------------
                                       Name:   Robert Murphy
                                       Title:  Chief Operating Officer